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                                                                   EXHIBIT 23(B)

[JONES & KELLER, P.C. LETTERHEAD]

Citizens, Inc.:


         We consent to the use of our opinion, which was attached as Exhibit 5 to Amendment No. 1 of the Registration Statement on Form S-3 for Citizens, Inc., filed on or about July 12, 1994.


                            Very truly yours,

                            /s/ Jones & Keller, P.C.
                            JONES & KELLER, P.C.


Denver, Colorado
August 24, 1995